Exhibit 10.1
EXECUTION COPY
FOURTH AMENDMENT TO ACCOUNTS AGREEMENT
This FOURTH AMENDMENT TO ACCOUNTS AGREEMENT, dated as of June 7, 2010 (this “Agreement”), is by and among SOUTHWEST GEORGIA ETHANOL, LLC, a Georgia limited liability company (the “Borrower”), WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (the “Administrative Agent”), WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties (the “Collateral Agent”) and AMARILLO NATIONAL BANK, in its capacity as the accounts bank and the securities intermediary (the “Accounts Bank”) under the Accounts Agreement, dated as of November 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Accounts Agreement”), among the Borrower, the Collateral Agent, the Administrative Agent, and the Accounts Bank.
WHEREAS, pursuant to the Senior Credit Agreement, dated as of November 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”), among the Borrower, each of the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and WestLB AG, New York Branch, as sole lead arranger, bookrunner and syndication agent, the Lenders agreed to make a credit facility available to the Borrower, subject to the terms and conditions set forth therein; and
WHEREAS, the Borrower has requested amendments to certain provisions of the Accounts Agreement as further described below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement, the Accounts Agreement and herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Accounts Agreement.
2. Amendments to the Accounts Agreement.
(a)	Section 6.01(b)(v) (Withdrawals from the Revenue Account) of the Accounts Agreement is hereby deleted and replaced with the following:
“fifth,
(i) on any date when required pursuant to Section 3.10(a)(v) (Mandatory Prepayment) of the Credit Agreement, to the Administrative Agent in the amount certified by the Borrower in such Revenue Account Withdrawal Certificate or otherwise instructed in writing to the Accounts Bank by the Administrative Agent, for application as a prepayment of the Working Capital Loans; and

(ii) after giving effect to clause (i) of this priority fifth, on any date at the option of the Borrower pursuant to and to the extent permitted by Section 3.09(a) (Optional Prepayment) of the Credit Agreement, to the Administrative Agent in the amount certified by the Borrower in such Revenue Account Withdrawal Certificate, for application as a prepayment of the Working Capital Loans;”
(b)	Section 6.01(b)(vi) (Withdrawals from the Revenue Account) of the Accounts Agreement is hereby deleted and replaced with the following:
“sixth, on each Quarterly Payment Date to pay to the Administrative Agent, for the account of the Senior Secured Parties, on a pro rata basis, the amount certified by the Borrower in such Revenue Account Withdrawal Certificate or otherwise instructed in writing to the Accounts Bank by the Administrative Agent as (A) principal amounts due and payable with respect to the Loans or (B) payments of Swap Termination Value then due and payable by the Borrower with respect to any Interest Rate Protection Agreements;”
(c)	Section 6.01(b)(viii) (Withdrawals from the Revenue Account) of the Accounts Agreement is hereby deleted and replaced with the following:
“eighth,
(i) on any Monthly Date, to the Administrative Agent in the amount certified by the Borrower in such Revenue Account Withdrawal Certificate, or otherwise instructed in writing to the Accounts Bank by the Administrative Agent, as equal to the excess on such date of (x) the outstanding principal amount of the Working Capital Loans plus the aggregate Maximum Available Amounts under the outstanding Letters of Credit over (y) the Working Capital Loan Commitment or the Working Capital Loan Available Amount, for application as a prepayment of the Working Capital Loans; provided that on and after September 30, 2011 payments under this clause (i) shall be made after any payments required to be made by Section 7.01(w) (Debt Service Reserve) of the Credit Agreement pursuant to clause (ii) of this priority eighth; and
(ii) on each Monthly Date, to the Debt Service Reserve Account, in the amount certified by the Borrower in such Revenue Account Withdrawal Certificate or otherwise instructed in writing to the Accounts Bank by the Administrative Agent as equal to the difference between (A) the Debt Service Reserve Required Amount and (B) the funds on deposit in or standing to the credit of the Debt Service Reserve Account (including the Stated Amount of any Debt Service Reserve Letter of Credit) on such Monthly Date;”

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(d)	Section 6.01(b)(xiii) (Withdrawals from the Revenue Account) of the Accounts Agreement is hereby deleted and replaced with the following:
“thirteenth,
(i) on each Quarterly Payment Date, (A) if the Historical Debt Service Coverage Ratio as of such Quarterly Payment Date is less than 1.5:1.0, to the Administrative Agent, all amounts on deposit in or standing to the credit of the Revenue Account after the transfer required to be made pursuant to priority twelfth, for application as a prepayment of the Term Loans in accordance with Section 3.10(c) (Mandatory Prepayment) of the Credit Agreement, as certified by the Borrower in such Revenue Account Withdrawal Certificate or instructed in writing to the Accounts Bank by the Administrative Agent, or (B) if the Historical Debt Service Coverage Ratio as of such Quarterly Payment Date is greater than or equal to 1.5:1.0 and the Prospective Debt Service Coverage Ratio as of such Quarterly Payment Date is less than 1.5:1.0, as certified by the Borrower in such Revenue Account Withdrawal Certificate or instructed in writing to the Accounts Bank by the Administrative Agent, to the Prepayment Holding Account, all amounts on deposit in or standing to the credit of the Revenue Account after the transfer required pursuant to priority twelfth; and
(ii) after giving effect to clause (i) of this priority thirteenth and to the extent funds are available in the Revenue Account, on any Quarterly Payment Date on which the Borrower intends to make a Restricted Payment or a payment pursuant to priority fourteenth, and on the Final Maturity Date, to the Administrative Agent, for the account of the Senior Secured Parties, in the amount certified by the Borrower in such Revenue Account Withdrawal Certificate as necessary to pay Permitted Interest Premium Amount payable in respect of the immediately preceding Quarterly Period;”
(e)	Section 6.01(b)(xv) (Withdrawals from the Revenue Account) of the Accounts Agreement is hereby deleted and replaced with the following:
“fifteenth,
(i) to the fullest extent permitted by the terms of the Intercreditor Agreement and to the extent funds are available in the Revenue Account, on any Quarterly Payment Date on which the Borrower intends to make a Restricted Payment and on the Final Maturity Date, to the Administrative Agent, for the account of the Senior Secured Parties, in the amount certified by the Borrower in such Revenue Account Withdrawal Certificate as necessary to pay any accrued and unpaid Interest Premium; and

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(ii) after giving effect to clause (i) of this priority fifteenth, subject to the satisfaction of the conditions set forth in Section 7.02(s) (Negative Covenants—Restricted Payments) of the Credit Agreement, on, or within thirty (30) days following, each Quarterly Payment Date, as and in the amount certified by an Authorized Officer of the Borrower in a Restricted Payment Certificate.”
(f)	Exhibit C to the Accounts Agreement is hereby deleted and replaced with Exhibit A hereto.
(g)	Exhibit D to the Accounts Agreement is hereby deleted and replaced with Exhibit B hereto.
3. Conditions to Effectiveness. This Agreement shall become effective as of the date of the execution and delivery of a counterpart hereof by each of the Borrower, the Administrative Agent, the Accounts Bank and the Collateral Agent.
4. Certification by the Borrower. This Agreement is made in reliance on the Borrower’s certifications that (a) as of the date hereof, no Default or Event of Default that has not been waived pursuant to the Credit Agreement has occurred and is continuing under the Credit Agreement, and (b) all of the representations and warranties contained herein and in each other Financing Document are true and correct in all respects, except to the extent that such representations or warranties expressly relate solely to an earlier date.
5. Effect on Accounts Agreement. Except as expressly amended hereby or otherwise provided herein, all of the terms and conditions of the Accounts Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. The Accounts Agreement shall, together with the amendments set forth herein, be read and construed as a single agreement. All references in the Accounts Agreement and any documents, instruments and agreements related to it, shall hereafter refer to the Accounts Agreement, as amended hereby.
6. Authority; Etc. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of all of its agreements and obligations under the Accounts Agreement as amended hereby are within its organizational authority and have been duly authorized by all necessary organizational action on the part of, and this Agreement has been duly and validly executed by, the Borrower.

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7. Miscellaneous.
(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or the Accounts Agreement for any other purpose or be given any substantive effect.
(c) The Borrower and the Administrative Agent acknowledge and agree that this Agreement is a Financing Document.
(d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.
(e) Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format shall be effective as delivery of a manually executed counterpart of this Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first above written.

SOUTHWEST GEORGIA ETHANOL, LLC, as Borrower
By:	/s/ Lawrence A. Kamp
	Name:	Lawrence A. Kamp
	Title:	Chief Financial Officer

WESTLB AG, NEW YORK BRANCH, as Administrative Agent
By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Managing Director

By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

WESTLB AG, NEW YORK BRANCH, as Collateral Agent
By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Managing Director

By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

AMARILLO NATIONAL BANK, as the Accounts Bank
By:	/s/ Craig L. Sanders
	Name:	Craig L. Sanders
	Title:	Executive Vice President
Signature Page to Fourth Amendment to Accounts Agreement

EXHIBIT A
EXHIBIT C
to Accounts Agreement
[FORM OF]
REVENUE ACCOUNT WITHDRAWAL CERTIFICATE
Date: [________]
AMARILLO NATIONAL BANK, as Accounts Bank
P.O. Box 1
Amarillo, Texas 79105
Attention:      Craig Sanders, Executive Vice President
Reference is made to Section 6.01(b) of the Accounts Agreement dated as of November 20, 2007 (the “Accounts Agreement”), by and among SOUTHWEST GEORGIA ETHANOL, LLC, as Borrower (the “Borrower”), AMARILLO NATIONAL BANK, as Accounts Bank (the “Accounts Bank”) and Securities Intermediary, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties and WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Accounts Agreement.
The Borrower hereby directs the Accounts Bank to withdraw and transfer, from the account entitled Revenue Account, No. 129992 (the “Revenue Account”), on [_____], 20[_____] (the “Revenue Account Withdrawal Date”), the following amounts: [Note: each Revenue Account Withdrawal Certificate should only list the priorities that are relevant on such Revenue Account Withdrawal Date.]
(i) in accordance with priority first of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Operating Account;
(ii) in accordance with priority second of Section 6.01(b) of the Accounts Agreement, [_____]Dollars ($[_____]) to the Maintenance Capital Expense Account;
(iii) in accordance with priority third of Section 6.01(b) of the Accounts Agreement, [_____]Dollars ($[_____]) to the Administrative Agent, for the account of the Senior Secured Parties, for payment of Fees, costs and expenses due and payable under the Financing Documents;
(iv) in accordance with priority fourth of Section 6.01(b) of the Accounts Agreement, to the Administrative Agent, for the account of the Senior Secured Parties, (A) [_____] Dollars ($[_____]) for payment of interest due and payable under the Financing Documents and (B) [_____] Dollars ($[_____]) for payment of fees, expenses and Net Swap Payments owing to Interest Rate Protection Providers;

(v) in accordance with priority fifth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Administrative Agent, for the account of the Working Capital Lenders, as a payment of the Working Capital Loans;
(vi) in accordance with priority sixth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Administrative Agent for the account of the Construction/Term Lenders, to pay principal amounts due and payable with respect to the Term Loans, [_____] Dollars ($[_____]) to the Administrative Agent for the account of the Working Capital Lenders, to pay principal amounts due and payable with respect to the Working Capital Loans, and [_____] Dollars ($[_____]) to the Administrative Agent for the account of the Interest Rate Protection Providers, to pay Swap Termination Value then due and payable by the Borrower with respect to any Interest Rate Protection Agreements;
(vii) in accordance with priority seventh of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Working Capital Reserve Account;
(viii) in accordance with priority eighth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Debt Service Reserve Account and[_____] Dollars ($[_____]) to the Administrative Agent for the account of the Working Capital Lenders, to pay principal amounts due and payable with respect to the Working Capital Loans;
(ix) in accordance with priority ninth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Second Lien Agent, for the account of the Second Lien Claimholders, as Current Priority Subordinated Interest;
(x) in accordance with priority tenth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Administrative Agent for application as a prepayment of the Term Loans in accordance with Section 3.10(b) (Mandatory Prepayment) of the Credit Agreement;
(xi) in accordance with priority eleventh of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to [insert name of relevant taxing authority(ies) or Affiliate(s)] for payment of a Permitted Tax Distribution;
(xii) in accordance with priority twelfth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Administrative Agent for application as a prepayment of the Term Loans in accordance with Section 3.10(b) (Mandatory Prepayment) of the Credit Agreement;
(xiii) in accordance with priority thirteenth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____])[to the Administrative Agent for application as a prepayment of the Term Loans in accordance with Section 3.10(c) (Mandatory Prepayment) of the Credit Agreement] [to the Prepayment Holding Account] and [_____] Dollars ($[_____]) to the Administrative Agent for application as a payment of Permitted Interest Premium Amount in accordance with Section 3.06(c) of the Credit Agreement;
(xiv) in accordance with clause (i) of priority fifteenth of Section 6.01(b) of the Accounts Agreement, [_____] Dollars ($[_____]) to the Administrative Agent for application as a payment of Interest Premium in accordance with Section 3.06(c) of the Credit Agreement.

In support of such direction, the undersigned, on behalf of the Borrowers, hereby represents and certifies, as of the date hereof and as of the Revenue Account Withdrawal Date, as follows:
(a) [in the case of transfers pursuant to priority first of Section 6.01(b) of the Accounts Agreement, (i) the amounts to be transferred are required to pay Operation and Maintenance Expenses that, in each such case are then due and payable, and (ii) the aggregate amount of withdrawals (other than for amounts to pay Operation and Maintenance Capital Expenses for the cost of corn and natural gas) pursuant to priority first of Section 6.01(b) of the Accounts Agreement, for the then current calendar month, including amounts proposed to be drawn on such date, does not exceed the Permitted Budgeted Operating Expenses Levels for such calendar month;]
(b) [in the case of transfers pursuant to priority second of Section 6.01(b) of the Accounts Agreement, (i) the amounts to be transferred are necessary to pay Maintenance Capital Expenses that, in each such case, are or will become due and payable during the immediately succeeding calendar month, and (ii) such transfer has been approved by the Independent Engineer if (A) such Maintenance Capital Expenses are incurred or to be incurred for compliance with any Environmental Law or other applicable Law and (I) would exceed five hundred thousand Dollars ($500,000) or (II) together with all previous transfers to the Maintenance Capital Expense Account pursuant to this clause (A) during the current Fiscal Year, would exceed, in the aggregate, one million Dollars ($1,000,000) or (B) such Maintenance Capital Expenses are for any other purpose and, taken together with all previous transfers to the Maintenance Capital Expense Account pursuant to this clause (B) during the current Fiscal Year, would exceed, in the aggregate, five hundred thousand Dollars ($500,000);]
(c) [in the case of transfers pursuant to priority third of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is the amount necessary to pay Fees, costs and expenses due and payable under the Financing Documents;]
(d) [in the case of transfers pursuant to priority fourth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is the amount necessary to pay interest due and payable under the Financing Documents and any fees, expenses or Net Swap Payments owing to any Interest Rate Protection Provider;]
(e) [in the case of transfers pursuant to priority fifth of Section 6.01(b) of the Accounts Agreement, such amount [is to be transferred to the Administrative Agent to be applied as a mandatory prepayment of Working Capital Loans pursuant to Section 3.10(a)(v) (Mandatory Prepayments) of the Credit Agreement][is to be transferred to the Administrative Agent to be applied as an optional prepayment of the Working Capital Loans pursuant to Section 3.09(d)(ii) (Optional Prepayments) of the Credit Agreement and such transfer is permitted by Section 3.09(a) (Optional Prepayment) of the Credit Agreement];]

(f) [in the case of a transfer pursuant to priority sixth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is equal to [the principal amounts due and payable with respect to the Term Loans [plus the principal amounts due and payable with respect to the Working Capital Loans] [plus Swap Termination Value then due and payable by the Borrower with respect to any Interest Rate Protection Agreements];]
(g) [in the case of a transfer pursuant to priority seventh of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is equal to the difference between (i) the Working Capital Reserve Required Amount and (ii) the funds on deposit in or standing to the credit of the Working Capital Reserve Account on such Revenue Account Withdrawal Date;]
(h) [in the case of a transfer pursuant to clause (i) of priority eighth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is equal to the excess on such Revenue Account Withdrawal Date of (x) the outstanding principal amount of the Working Capital Loans plus the aggregate Maximum Available Amounts under the outstanding Letters of Credit over (y) the Working Capital Loan Commitment or the Working Capital Loan Available Amount;] [in the case of a transfer pursuant to clause (ii) of priority eighth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is equal to the difference between (A) the Debt Service Reserve Required Amount and (B) the funds on deposit in or standing to the credit of the Debt Service Reserve Account (including the Stated Amount of any Debt Service Reserve Letter of Credit) on such Revenue Account Withdrawal Date;]1
(i) [in the case of a transfer pursuant to priority ninth of Section 6.01(b) of the Accounts Agreement, no Default or Event of Default has occurred and is continuing, and the amount of such transfer equals Current Priority Subordinated Interest for the Quarterly Period ending on such Quarterly Payment Date;]
(j) [in the case of a transfer pursuant to priority tenth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer equals fifty percent (50%) of the cash remaining in the Revenue Account after the transfer required (if any) pursuant to priority ninth of Section 6.01(b) of the Accounts Agreement;]
(k) [in the case of a transfer pursuant to priority eleventh of Section 6.01(b) of the Accounts Agreement, no Default or Event of Default has occurred and is continuing and such transfer is for a Permitted Tax Distribution;]
(l) [in the case of a transfer pursuant to priority twelfth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer equals the amount which, after giving effect to the transfer thereof, will cause the then-outstanding principal amount of the Term Loans to equal to the Target Balance Amount for such Quarterly Payment Date;]

[1]	On and after September 30, 2011, payments under clause (i) of priority eighth shall be made after any payments required to be made pursuant to clause (ii) of priority eighth

(m) [in the case of a transfer pursuant to clause (i) of priority thirteenth of Section 6.01(b) of the Accounts Agreement, [the Historical Debt Service Coverage Ratio as of such Quarterly Payment Date is less than 1.5:1.0][the Historical Debt Service Coverage Ratio as of such Quarterly Payment Date is greater than or equal to 1.5:1.0 and the Prospective Debt Service Coverage Ratio as of such Quarterly Payment Date is less than 1.5:1.0], and the amount of such transfer equals all amounts on deposit in or standing to the credit of the Revenue Account after the transfer required to be made pursuant to priority twelfth of Section 6.01(b) of the Accounts Agreement] [in the case of a transfer pursuant to clause (ii) of priority thirteenth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is the amount necessary to pay Permitted Interest Premium Amount payable in respect of the immediately preceding Quarterly Period]2;
(n) [in the case of a transfer pursuant to clause (i) of priority fifteenth of Section 6.01(b) of the Accounts Agreement, the amount of such transfer is the amount necessary to pay all accrued and unpaid Interest Premium permitted by the terms of the Intercreditor Agreement to be paid on the Revenue Account Withdrawal Date]3;
(o) the undersigned is an Authorized Officer of the Borrower;
(p) this Post-Conversion Revenue Account Withdrawal Certificate is being delivered to the Accounts Bank not later than 2:00 p.m. Eastern time on the Revenue Account Withdrawal Date, and the Revenue Account Withdrawal Date is a [Business Day4] [Monthly Date5] [Quarterly Payment Date6];
(q) all conditions set forth in the Accounts Agreement for the withdrawals requested hereby have been satisfied; and
(r) on the date hereof, [the Conversion Date has occurred,]7 no Notice of Suspension is in effect and no Default or Event of Default would occur after giving effect to any application of funds contemplated hereby.

[2]	Applies to transfers on any Quarterly Payment Date on which the Borrower intends to make a Restricted Payment or a payment pursuant to priority fourteenth, and on the Final Maturity Date.

[3]	Applies to transfers on any Quarterly Payment Date on which the Borrower intends to make a Restricted Payment and on the Final Maturity Date.

[4]	Applies to transfers pursuant to priorities first, third, fourth and fifth of Section 6.01(b) of the Accounts Agreement.

[5]	Applies to transfers pursuant to priorities, second, seventh and eighth of Section 6.01(b) of the Accounts Agreement.

[6]	Applies to transfers pursuant to priorities sixth, ninth, tenth, eleventh, twelfth and thirteenth of Section 6.01(b) of the Accounts Agreement.

[7]	Applies to all transfers except pursuant to priorities first, third and fourth of Section 6.01(b) of the Accounts Agreement.

The undersigned is executing this Revenue Account Withdrawal Certificate not in an individual capacity but as an Authorized Officer of the Borrower.
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CC: Administrative Agent

IN WITNESS WHEREOF, the undersigned has caused this Revenue Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

SOUTHWEST GEORGIA ETHANOL, LLC, as Borrower
By:
Name:
Title:

EXHIBIT B
EXHIBIT D
to Accounts Agreement
[FORM OF]
RESTRICTED PAYMENT CERTIFICATE
Date: [_____ __,____]
AMARILLO NATIONAL BANK, as Accounts Bank
P.O. Box 1
Amarillo, Texas 79105
Attention:      Craig Sanders, Executive Vice President
Reference is made to [priority fourteenth of Section 6.01(b)][clause (ii) of priority fifteenth of Section 6.01(b)][Section 11.01(b)(i)] of the Accounts Agreement dated as of November 20, 2007 (the “Accounts Agreement”), by and among SOUTHWEST GEORGIA ETHANOL, LLC, as Borrower (the “Borrower”), AMARILLO NATIONAL BANK, as Accounts Bank (the “Accounts Bank”) and Securities Intermediary, WESTLB AG, NEW YORK BRANCH, as Collateral Agent for the Senior Secured Parties and WESTLB AG, NEW YORK BRANCH, as Administrative Agent for the Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Accounts Agreement.
The Borrower hereby directs the Accounts Bank to withdraw and transfer on [_____], 20[_____] (the “Restricted Payment Date”) the following amounts:
[(i) from the account entitled Revenue Account, No. 129992 (the “Revenue Account”) in accordance with [priority fourteenth][clause (ii) of priority fifteenth] of Section 6.01(b) of the Accounts Agreement, the amounts and to the payees, in each case as set forth on Schedule D-1 attached hereto;]
[(ii) from the account entitled Prepayment Holding Account, No. 129984 (the “Prepayment Holding Account”) in accordance with Section 11.01(b)(i) of the Accounts Agreement, [_____] Dollars ($[_____]) for deposit into the Revenue Account.]

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Restricted Payment Date, as follows:
(a) The undersigned is an Authorized Officer of the Borrower.
(b) The Conversion Date has occurred.
(c) This Restricted Payment Certificate is being delivered to the Accounts Bank with a copy to the Administrative Agent not later than 2:00 p.m. Eastern time on the Restricted Payment Date, and the Restricted Payment Date is a Quarterly Payment Date [or another Business Day that is within thirty (30) days following a Quarterly Payment Date]1.
(d) All conditions set forth in the Accounts Agreement and the Credit Agreement (including Section 7.02(s) of the Credit Agreement) for the withdrawal(s) requested hereby have been satisfied.
(e) No Notice of Suspension is in effect, no Default or Event of Default has occurred and is continuing, and no Default or Event of Default would occur after giving effect to the Restricted Payment(s) to be made with the proceeds of the withdrawals requested hereby.
(f) The Debt Service Reserve Account is fully funded in an amount not less than the Debt Service Reserve Required Amount. The Working Capital Reserve Account is fully funded in an amount not less than the Working Capital Reserve Required Amount.
(g) Each of the Historical Debt Service Coverage Ratio and the Prospective Debt Service Coverage Ratio, calculated as of the most recent Quarterly Payment Date or, if such Restricted Payment Date is a Quarterly Payment Date, as of such Quarterly Payment Date, is greater than or equal to 1.5:1:0, and a detailed calculation of such Historical Debt Service Coverage Ratio and such Prospective Debt Service Coverage Ratio is set forth in Schedule D-2 attached hereto.

[1]	Applicable only for transfers pursuant to clause (ii) of priority fifteenth of Section 6.01(b) of the Accounts Agreement.

[(h) All of the transfers and payments set forth in [priorities first through thirteenth of Section 6.01(b)][priorities first through clause (i) of priority fifteenth of Section 6.01(b)] of the Accounts Agreement have been made, or will be made, before the consummation of the withdrawals requested hereby and in accordance with the terms of each Revenue Account Withdrawal Certificate issued or to be issued as of the Restricted Payment Date.]2
[(i) The funds to be withdrawn from the Revenue Account pursuant to priority fourteenth of Section 6.01(b) of the Accounts Agreement will be applied to pay amounts due and owing for interest, fees, expenses, principal and other amounts then due and owing with respect to the Subordinated Debt.]
[(j) If the Restricted Payment Date is a Business Day that is within thirty (30) days following a Quarterly Payment Date, the withdrawal pursuant to clause (ii) of priority fifteenth of Section 6.01(b) of the Accounts Agreement is being made only from funds on deposit in or standing to the credit of the Revenue Account at clause (ii) of priority fifteenth on such Quarterly Payment Date.]
The undersigned officer is executing this Restricted Payment Certificate not in an individual capacity but as an Authorized Officer of the Borrower.
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cc:      Administrative Agent

[2]	Applicable only for transfers pursuant to priority fourteenth of Section 6.01(b) or clause (ii) of priority fifteenth of Section 6.01(b) of the Accounts Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Restricted Payment Certificate to be executed and delivered as of the day and year first above written.

SOUTHWEST GEORGIA ETHANOL, LLC, as Borrower
By:
Name:
Title:

Schedule D-1 to
Restricted Payment Certificate
WITHDRAWALS FROM REVENUE ACCOUNT
[details to be attached]
Withdrawals from Revenue Account for the making of Restricted Payments:

Payee	Amount	Wire Instructions

$

Schedule D-2 to
Restricted Payment Certificate
HISTORICAL DEBT SERVICE COVERAGE RATIO AND PROSPECTIVE
DEBT SERVICE COVERAGE RATIO CALCULATIONS